
                     AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement, made and entered into as of the 1st day of May, 2002, by and among MFS Variable Insurance Trust, Commonwealth Annuity and
Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) and Massachusetts Financial Services Company, is hereby amended as follows, effective June 1, 2009:

     1.  Schedule A is deleted in its entirety and replaced with the Schedule
         A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative:

                                COMMONWEALTH ANNUITY AND LIFE
                                INSURANCE COMPANY
                                By its authorized officer and not individually,


                                By: /s/Michael A. Reardon
                                   -----------------------
                                Name: Michael A. Reardon
                                Title:  President and CEO
                                Date:  May 13, 2009


                                MFS VARIABLE INSURANCE TRUST,
                                on behalf of the Portfolios
                                By its authorized officer and not individually,


                                By:
                                   -----------------------
                                Name:
                                Title:
                                Date:



                                MASSACHUSETTS FINANCIAL SERVICES
                                COMPANY
                                By its authorized officer,


                                By:
                                   -----------------------
                                Name:
                                Title:
                                Date:

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                             SCHEDULE A
                ACCOUNTS, POLICIES AND PORTFOLIOS
              SUBJECT TO THE PARTICIPATION AGREEMENT

                          June 1, 2009

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
SEPARATE ACCOUNT                                                   POLICIES FUNDED BY  PORTFOLIOS APPLICABLE TO POLICIES
                                                                    SEPARATE ACCOUNT
-----------------------------------------------------------------  ------------------  --------------------------------------------
                  FR1 Separate Account of                            Variable Life     MFS(R) Utilities Series
      Commonwealth Annuity and Life Insurance Company
                 Exempt From Registration

                  FQ1 Separate Account of                            Variable Life     MFS(R) Growth with Income Series
     Commonwealth Annuity and Life Insurance and Company                               MFS(R) Utilities Series
                  Exempt From Registration

                 Separate Account FUVUL of                           Variable Life     MFS(R) Investors Trust Series
   Commonwealth Annuity and Life Insurance and Annuity Company                         MFS(R) Utilities Series
                   1933 Act #: 333-93031
                   1940 Act #: 811-09731

                  Separate Account IMO of                            Variable Life     MFS(R) Mid Cap Growth Series (Service Class)
Commonwealth Annuity and Life Insurance and Annuity Company                            MFS(R) New Discovery Series (Service Class)
              1933 Act #: 333-84879, 333-90995                                         MFS(R) Total Return Series (Service Class)
                    1940 Act #: 811-09529                                              MFS(R) Utilities Series (Service Class)

      Commonwealth Annuity Select Separate Account III of            Variable Life     MFS(R) Mid Cap Growth Series (Service Class)
  Commonwealth Annuity and Life Insurance and Annuity Company                          MFS(R) New Discovery Series (Service Class)
                   1933 Act #: 333-84306                                               MFS(R) Total Return Series (Service Class)
                    1940 Act #: 811-8859                                               MFS(R) Utilities Series (Service Class)

                  Separate Account VA-K of                           Variable Annuity  MFS(R) Mid Cap Growth Series (Service Class)
      Commonwealth Annuity and Life Insurance Company                                  MFS(R) New Discovery Series (Service Class)
1933 Act #'s: 33-39702, 333-81861, 333-38274, 333-87099, 333-90543                     MFS(R) Total Return Series (Service Class)
                    1940 Act #: 811-6293                                               MFS(R) Utilities Series (Service Class)

         Commonwealth Annuity Select Separate Account of             Variable Annuity  MFS(R) Mid Cap Growth Series (Service Class)
         Commonwealth Annuity and Life Insurance Company                               MFS(R) New Discovery Series (Service Class)
     1933 Act #'s: 33-47216, 333-63093, 333-78245, 333-92115,                          MFS(R) Total Return Series (Service Class)
                      333-90531, 333-86274                                             MFS(R) Utilities Series (Service Class)
                      1940 Act #: 811-6632

                  Separate Account A of                              Variable Annuity  MFS(R) New Discovery Series (Service Class)
        Commonwealth Annuity and Life Insurance Company
                    1933 Act # 157121
                     1940 Act # 22024
